UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 15, 2009
                                                           -------------


                               Ronson Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


             New Jersey                      0-1031              22-0743290
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 (State or Other Jurisdiction of          (Commission          (IRS Employer
            Incorporation)                File Number)      Identification No.)

           Corporate Park III
      Campus Drive, P.O. Box 6707
          Somerset, New Jersey                                  08875 - 6707
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code           (732) 469-8300
                                                     ---------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                               RONSON CORPORATION
                                 FORM 8-K INDEX


       ITEM                                                                 PAGE

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT                         1

ITEM 8.01. OTHER INFORMATION                                                1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS                                1




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                           Forward-Looking Statements

         This Current Report on Form 8-K contains forward-looking statements based on management's plans and expectations that are subject to uncertainty. Forward-looking statements are based on current expectations of future events. The Company cannot assure that any forward-looking statement will be accurate. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual events could vary materially from those anticipated. Investors should understand that it is not possible to predict or identify all such factors and should not consider this to be a complete statement of all potential risks and uncertainties. The Company assumes no obligation to update any forward-looking statements as a result of future events or developments.

Item 1.01. Entry into a Material Definitive Agreement.

         On May 15, 2009, Ronson Corporation (the "Company") entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with Ronson Aviation, Inc., the Company's wholly-owned subsidiary, and Hawthorne TTN Holding, LLC ("Hawthorne") for the sale of substantially all of the assets of the Company's aviation business (other than specified assets including cash and cash equivalents and accounts receivable). The Asset Purchase Agreement provides for a purchase price of $9.5 million in cash $0.5 million of which would be held in escrow for a period of 15 months after closing to secure indemnification claims against the Company. Consummation of the transaction is subject to, among other things, Hawthorne obtaining necessary financing to complete the asset purchase, Hawthorne's satisfactory completion of its due diligence review, the Company receiving shareholder approval to complete the transaction and the agreement of Mercer County, New Jersey to the transfer to Hawthorne of the premises used for the Company's fixed base operation as well as other customary closing conditions.

         The foregoing description set forth in response to this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 1.01. The Company's press release issued May 18, 2009 in the form attached as Exhibit
99.1 is incorporated by reference to this Item 1.01.

Item 8.01. Other Events.

         On May 18, 2009, the Company issued a press release announcing the execution of an Asset Purchase Agreement with Hawthorne TTN Holdings, LLC pursuant to which it contemplates the sale of the assets of Ronson Aviation, Inc. The press release is furnished as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits: The following exhibits are filed herewith:

 Exhibit No.                              Description
-------------              -------------------------------------------
Exhibit 10.1               Asset Purchase Agreement, dated May 15, 2009, among
                           Ronson Corporation, Ronson Aviation, Inc. and
                           Hawthorne TTN Holdings, LLC

Exhibit 99.1 Press Release, dated May 18, 2009, "Ronson Corporation Announces Execution of Agreement to Divest Aviation Division"



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Ronson Corporation
Date:  May 19, 2009
     ----------------
                                               By: /s/ Daryl Holcomb
                                                  ----------------------------
                                               Daryl Holcomb
                                               Vice President, Chief Financial
                                               Officer and Controller